UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-23918 Date of Notification: August 28, 2026

2.	Exact name of Investment Company as specified in registration statement: Denali Structured Return Strategy Fund

3.	Address of principal executive office: (number, street, city, state, zip code)

Denali Structured Return Strategy Fund

3550 Lenox Road NE, Suite 2550

Atlanta, GA 30326

4.	Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

/s/ Adam C. Stewart
Adam C. Stewart, President

DENALI STRUCTURED RETURN STRATEGY FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

IF YOU DO NOT WISH TO SELL SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE

August 28, 2026

Dear Denali Structured Return Strategy Fund Shareholder,

The purpose of this Notice is to announce the quarterly repurchase offer for Denali Structured Return Strategy Fund (the "Fund"). While the Fund is required to make the repurchase offer, shareholders are not required to take any action. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer. The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity.

The repurchase offer period will begin on August 28, 2026 and end on September 18, 2026.

If you wish to tender shares, please contact your financial consultant.

All Repurchase Requests must be submitted and received by Denali Structured Return Strategy Fund by 4:00 p.m., Eastern Time, on September 18, 2026 to be effective.

For details of the offer, please refer to the attached Repurchase Offer document.

Sincerely,

Denali Structured Return Strategy Fund

/s/ Adam C. Stewart
Adam C. Stewart, President

DENALI STRUCUTRED RETURN STRATEGY FUND

REPURCHASE OFFER

1.       The Offer. Denali Structured Return Strategy Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders given that no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's prospectus and statement of additional information.

2.        Net Asset Value. The NAV of the Fund on August 21, 2026 was $11.13 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Offer Request Form. The current NAV may be obtained by calling 1-800-251-8112 and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3.     Repurchase Request Deadline. All Repurchase Offer Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on September 18, 2026.

4.     Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on September 18, 2026 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5.       Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6.       Increase in Number of Shares Repurchased. Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%). If the Fund determines not to repurchase an additional two percent (2%) or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

In the event of an oversubscribed offer, the Fund may not be able to repurchase all the shares that you wish to tender, and you may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers.

7.       Withdrawal or Modification. Requests for the repurchase of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on September 18, 2026.

8.        Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances: (A) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; (B) for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9.       Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

10.     Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of repurchase of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tender of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

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None of the Fund, its adviser Liquid Strategies, LLC (the “Adviser”), the Fund’s transfer agent U.S. Bank Global Fund Services, the Fund’s distributor Foreside Fund Services, LLC (the “Distributor”), or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, or the Distributor is or will be obligated to ensure that your financial consultant, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund, its Board of Trustees, or the Adviser makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial consultant.